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               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT


      We hereby consent to the use in this Registration Statement on Form S-4 for Western Sierra Bancorp of our report dated February 6, 1998 relating to the financial statements of Western Sierra Bancorp and Subsidiary for the years ended December 31, 1997, 1996 and 1995, and to the reference to our Firm under the caption "EXPERTS" in the Registration Statement.

                                       /s/ Perry-Smith & Co., LLP


Sacramento, California
November 16, 1998